UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

December 1, 2014

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2014, pursuant to the Asset Purchase Agreement dated as of October 8, 2014, by and between Rentrak Corporation (the “Company”) and Competitive Media Reporting, LLC (the “Purchase Agreement”), the Company completed the acquisition of the U.S. television measurement business of WPP’s Kantar business unit for 1,526,790 restricted shares of the Company’s common stock. WPP’s Kantar business unit includes Kantar Media’s customer contracts and customer relationships involved in U.S. television measurement.

The Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and this summary are not intended to modify or supplement any factual disclosures about the Company and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure.

On December 1, 2014, the Company issued a press release announcing the closing of its acquisition of the U.S. television measurement business of WPP’s Kantar business unit and of WPP’s purchase of restricted shares of the Company’s common stock for $56 million in cash. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Exhibits attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The Company intends to file by amendment to this Form 8-K the required audited historical financial statements within the time period as calculated in accordance with Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information. The Company intends to file by amendment to this Form 8-K the pro forma financial information with respect the transaction described in Item 2.01 within the time period as calculated in accordance with Item 9.01(b)(2) of Form 8-K.

(d)	Exhibits.

2.1	Asset Purchase Agreement dated as of October 8, 2014, by and between Rentrak Corporation and Competitive Media Reporting, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2014 (File No. 000-15159))

99.1	Press Release dated December 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2014

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
	Name:	David I. Chemerow
	Title:	Chief Operating Officer, Chief Financial Officer and Secretary